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                         REGISTRATION RIGHTS AGREEMENT


    THIS AGREEMENT is made as of February 28, 1997 by and among IBAH, Inc., a Delaware corporation (the "Company") and Catapult Pty., Ltd., an Australian company (the "Holder").

                                   Background

    The Holder is acquiring on the date of Closing the number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") required by Section 2.1 (d) of the Stock Purchase Agreement (defined below). The Company has agreed to provide the registration rights provided for in this Agreement as an inducement for the Holder to sell all of the capital stock of Pharmaco US to the Company pursuant to the Stock Purchase Agreement, dated February 28, 1997, by and among the Company, the Holder and Phillip Altman and Juanita Altman (the "Stock Purchase Agreement"), and to enter into other agreements contemporaneously with this Agreement.

                                  Witnesseth:

    The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1. Inclusion in Offerings. If, during the period beginning the date hereof and ending 12 months from the date hereof (the "First Registration Period"), the Company or any security holder of the Company files a registration statement with the Securities and Exchange Commission to register the Company's Common Stock (a "Registration"), other than (i) a registration statement on Form S-4,
(ii) a registration statement on Form S-8 or (ii) a registration statement in connection with an underwritten public offering, the Company shall ensure that all Registrable Securities shall be included in such Registration if so requested by the Holders owning such Registrable Securities; provided, however, that the Holders shall not be entitled under this Section 1 to have included in a Registration Registrable Securities with a value (as determined by the price at which such Registrable Securities are to be offered) greater than 25% of the total number of the securities registered in such Registration.

2.  Demand Registrations.

    (a) Requests for Registration. For the period beginning immediately following the expiration of the First Registration Period and ending 12 months thereafter, the Holders may demand registration (a "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or any part of the Registrable Securities owned by such Holders. In order to accomplish such demand, the Holder shall send written notice of the demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Company shall only be required to effect one Demand Registration.

    (b) Priority on Demand Registrations. If a Demand Registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will
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include in such Demand Registration (i) first, the Registrable Securities requested to be included in such Demand Registration by the Holder; (ii) second, any securities that the Company desires to include on its own behalf; and (iii) third, any shares of Common Stock held by any other stockholder of the Company to whom registration is offered.

    (c) Selection of Underwriters. If any Demand Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company and the Holders participating in the Demand Registration.

    (d) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous registration of securities of the Company in an underwritten offering.

3. Registration and Offering Expenses. In connection with all registrations and Offerings of Registrable Securities under this Agreement, the Company shall pay the Registration Expenses (defined below) related to the Registrable Securities of the Holders, but the Holders shall pay the Underwriting Commissions (defined below), if any, related to their Registrable Securities.

4. Holdback Agreements. The Holders shall not effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during a period prior to and after any underwritten offering is consummated (except as part of such Offering) that is determined by the underwriters of such offering.

5.  Indemnification.

    (a) The Company shall indemnify, to the extent permitted by law, each Holder, its officers and directors, and each person who controls such holder (within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended ("the 1934 Act")) (each, a "Holder Indemnitee"), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder Indemnitee, acting in its capacity as a stockholder (or an officer, director or controller of a stockholder) expressly for use therein or by any such Holder Indemnitee's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder Indemnitee with a sufficient number of copies of the same.

    (b) In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act or the 1934 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or
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prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such Holder (i) specifically for use in preparing the registration statement and
(ii) in such Holder's capacity as a stockholder of the Company, and not in such Holder s capacity as an officer, director or employee of the Company.

    (c) Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

6.  Definitions.

    (a) The term "Registrable Securities" means (i) the shares of Common Stock registered in the names of the Holders and listed beside each Holder's name on Appendix A hereto and (ii) any securities issued or to be issued with respect to the securities referred to above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (B) transferred pursuant to Rule 144 (or any similar provision then in force).

    (b) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and other persons retained by the Company.

    (c) The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.

7.  Miscellaneous.

    (a) Notices. Any notices required hereunder shall be deemed to be given upon the earlier of the date when received at, or the seventh day after the date when sent by certified or registered mail to, the address of the Company's corporate headquarters in the
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case of any notice to the Company, and until changed by notice to the Company, the respective addresses of the Holders on file with the Company in the case of any notice to the Holders.

     (b) Amendments and Waivers. The provisions of this Agreement may be amended or terminated and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if approved in writing by the Holders that own beneficially two-thirds of the Registrable Securities.

     (c) Binding Effect. This Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto.

     (d) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of Delaware.

     (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     (f) Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender include all genders,
(c) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto duly executed this Agreement the day and year first written above.

                         IBAH, INC.



                         By:_______________________________
                             Name:
                             Title:


                         CATAPULT  PTY., LTD.



                         By:_______________________________
                             Name:
                             Title: